Leading the Way in Category Creation J A N U A R Y 2 0 2 4 Sulma, an XDEMVY® Patient

2 This presentation contains forward-looking statements that involve risks and uncertainties. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on our current expectations about future events that we believe may affect our financial condition, results of operations, business strategy, and financial needs. All statements other than statements of historical facts contained in this presentation, including any statements regarding our ability to achieve distribution and patient access for our products including XDEMVY® and timing and breadth of payer coverage; our expectations of the potential market size, pricing, gross-to-net yields, fill rates, out-of-pocket costs, payer mix, eye care provider and patient acceptance and demand of XDEMVY, and opportunity and patient populations for our product candidates, including XDEMVY; our sales force size and hiring plans; the commercialization and market acceptance of XDEMVY; revenue expectations and cash runway and financing availability expectations; our ability to obtain marketing approvals of our product candidates and to meet existing or future regulatory standards or comply with post-approval requirements; our expectations regarding intellectual property exclusivity and term; our expectations regarding the potential advantages of our product candidates over existing therapies; our expectations regarding clinical development programs and operations; the market size for TP-03, TP-04, and TP-05, future events and Tarsus’ plans for and the anticipated benefits of its product candidates including TP-03, TP-04 and TP-05 and the timing, objectives and results of the clinical trials including the complete clinical results of the Ersa trial, anticipated regulatory and development milestones, and our research and development programs; our expectations with regard to our ability to develop additional product candidates or product candidates for other indications; our ability to identify additional products, product candidates or technologies with significant commercial potential that are consistent with our commercial objectives; the ability of LianBio to commercialize TP-03 in the Greater China territory; and the implementation of our business model and strategic plans for our business and product candidates are forward-looking statements. The words “may,” “will,” “expect,” “anticipate,” “aim,” “estimate,” “intend,” “plan,” “believe,” “is/are likely to,” “potential,” “continue” and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from those expressed or implied by the forward-looking statements. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. Important factors that could cause our actual results to differ materially are detailed from time to time in the reports we file with the Securities and Exchange Commission, copies of which are posted on our website and are available from us without charge. However, new risk factors and uncertainties may emerge from time to time, and it is not possible to predict all risk factors and uncertainties. Forward-Looking Statements For Investor Purposes Only

Expert Leadership Team With Decades of Eye Care, Product Launch and Market Building Experience

Bobby Azamian, M.D., Ph.D.
CEO & Chairman
Former CEO/CMO Metavention with extensive investment/entrepreneurial experience with Versant & Third Rock Ventures





Aziz Mottiwala
Chief Commercial Officer
20+ years of product launch experience and former VP Marketing, Allergan Eye Care (Restasis®, Lumigan®)



Elizabeth Yeu, M.D.
Chief Medical Advisor and Director
Board Member and President American Society of Cataract and Refractive Surgeons (ASCRS)



Jeff Farrow
Chief Financial and Strategy Officer
25+ years of finance and operational experience; former CFO at Global Blood Therapeutics



Sesha Neervannan, Ph.D.
Chief Operating Officer
25+ years drug development experience, deep expertise in ophthalmic and dermatology products



Dianne Whitfield
Chief Human Resources Officer
20+ years HR leadership including multiple roles at Allergan



Jose Trevejo, M.D., Ph.D.
Chief Medical Officer
20+ years experience leading drug development, clinical trials and research



Bryan Wahl. M.D., J.D.
General Counsel
~20 years broad legal experience including IP and strategic transactions; former partner at Knobbe

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For Investor Purposes Only

4 The first and only FDA-approved therapy for Demodex blepharitis A category-creating medicine with a clear value proposition Compelling patient outcomes driving: • Rapid uptake • Ongoing waves of eye care provider (ECP) adoption • Strong traction with payers and high-value net price “Pipeline in a product” filled with multiple category-creating product candidates Near-term potential for partnership Three major 2024 catalysts • Meibomian Gland Disease (TP-03) – FDA meeting to determine path forward planned 1H 24 • Rosacea (TP-04) – Phase 2a topline data expected 1Q 24 • Lyme Disease Prevention (TP-05) – Phase 2a topline data expected 1Q 24 A Category-Creating Approach to Delivering Blockbuster Medicines and Serving Millions of Patients For Investor Purposes Only *as of 9/30/2023

Beginning With a Large, Durable Eye Care Market

EXPECTED
OPHTHALMIC MARKET

by 2028


Posterior
Anterior
$15
$36 B
$21

Source: EvaluatePharma ophthalmic revenues

Eye care market is rich with opportunity

- Vision is our most valued sense
- Double digit growth expected from anterior segment (existing categories)

Category creation has led to eye care blockbusters

- Dry Eye Disease, Thyroid Eye Disease, Anti-VEGF in Wet AMD*, Prostaglandins in Glaucoma
- Significant untapped opportunities remain to help patients

Eyelid diseases represent one of the largest untapped opportunities

- *Demodex* blepharitis (DB) impacts 25M in the U.S.[1,2]
- Meibomian Gland Disease (MGD) impacts 30-40M patients in the U.S.[3,4]

*Age-related macular degeneration

1. Wilson J Ophthalmology 2015, 435606, 2014; 2. Titan collarette prevalence study; 3. Milner, MS, et al. Curr Opin Ophthalmol 2017 Jan; 28 Suppl 1, 3−47; 4. Foulks GN, Bran AJ. Ocul Surf. 2003;1:107-126.

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For Investor Purposes Only

Demodex Blepharitis

A Pervasive and Damaging Eyelid Disease

- Caused by an infestation of *Demodex* mites
- Patients can suffer eyelid inflammation, redness, irritation and a negative impact on daily activities
- Quickly diagnosed during a routine eye exam through the identification of collarettes
- Potential for serious clinical implications if left untreated



Collarettes are the pathognomonic sign of DB: *Waxy, cylindrical plaque composed of dead mites, mite eggs & waste*

Singular eyelash with multiple mites

~25M Americans Impacted[1,2]

1. Wilson J Ophthalmology 2015, 435606, 2014; 2. Titan collarette prevalence study

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Easily Diagnosed Through the Presence of Collarettes

100% of patients with collarettes have *Demodex* blepharitis[1]

WATCH VIDEO



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1. Gao YY, Di Pascuale MA, Li W, et al. *Invest Ophthalmol Vis Sci.* 2005;46(9):3089-3094.

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8 Demodex Blepharitis is a Potential $1B+ Opportunity G O A L 1. Wilson J Ophthalmology 2015, 435606, 2014; 2. Symphony claims data; 3. Titan collarette prevalence study; 4.Market Scope 2020 Dry Eye Products Report: A Global Market Analysis for 2019 to 2025; 5. White et al., Clin Ophthalmology 2019: 13 2285-2292 6. AAO/ASCRS Statement on Cataract Surgery, July 2021; 7. Refractive Surgery Council August 2021 2.2M1.2M 2.3M >7M Dry Eye Rx patients with DB1,3,4,5 Cataract patients with DB1,3,6 Contact lens patients with DB1,3,7 Proactively seeking treatment for complementary eye conditions / diseases 1.5M $1B+ peak net sales potential in initial addressable segment alone $1,850 WAC/Rx ~50% GTN Yield ~1.5M Patients Patients with Demodex blepharitis (DB) Already diagnosed & seeking treatment1,2 For Investor Purposes Only

►An innovative, category-creating therapeutic ►A strong value proposition for patients, ECPs and payers ►A high-touch, market-building commercial plan ►Patent protection expected through 2038 The First and Only FDA-Approved Medicine for Demodex Blepharitis XDEMVY: An eye care p roduc t UNLIKE ANY OTHER 9 For Investor Purposes Only

10 XDEMVY: Delivering for Patients B E F O R E A F T E R For Investor Purposes Only B E F O R E A F T E R B E F O R E A F T E R Patient outcomes and experiences may vary.

XDEMVY: A High-Value, Market-Building Launch

Setting a New Standard for Blockbuster-Potential Eye Care Launches



Industry-Leading Team

- Deep eye care, biotech and product launch expertise
- 85 territory leaders targeting 15K ECPs covering **>80% of prescriptions**
- Best-in-class field team establishing behavioral change for an entirely new category xdemvy®
(lotilaner ophthalmic solution) 0.25%

High-Impact Disease Education

- Action-oriented, visually focused physician and patient education campaigns
- Peer-to-peer scientific exchange conducted by **all-ECP medical field force**



Clear Value Proposition

- **Strong traction with payers**
- Unique distribution model leveraging high touch retail and digital pharmacies (18K+ pharmacies in network)
- Robust patient co-pay and bridging assistance program

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For Investor Purposes Only

12 XDEMVY: Delivering on Expectations To date • >50% repeat prescribers • Positive trend in new writers – moving from “interest” to “action” In the first month following product launch • Unique online/retail distribution model provides convenient access to >18K pharmacies • Patient out-of-pocket costs ≤ $100 (in majority of cases) In Q3 2023 • Ongoing payer conversations indicate on-track for broad commercial/Medicare coverage *As of Jan. 4, 2024 Five weeks post launch (Sept. 30, 2023) For Investor Purposes Only

13 U T I L I Z AT I O N A C R O S S S E G M E N T S ONGOING PRESCRIBING AFTER 5-10 TRx† In less than 5 months XDEMVY Prescribers *As of Jan. 4, 2024 Early Adopters (Diagnosing and treating patients on Day 1) Eager Treaters (Ready for an FDA-approved solution; ramping TRx alongside patient successes) New to DB (Beginning to diagnose, recognizing prevalence and acting) Ongoing Waves of ECP Adoption writing multiple times For Investor Purposes Only †TRx = Total prescriptions

A Clear Path to Blockbuster Potential

2023
Strong Early Launch Trajectory

- Patients eager to share positive benefits of treatment
- Success stories created a positive prescribing feedback loop for ECPs
- Payers recognizing high-value benefit of XDEMVY

2024
Accelerated Impact

- Broad commercial coverage secured with major payers
- A new standard set for "year one" eyecare launch revenues and GTN
- Breadth and depth of prescribing

2025+
Sustainable Growth

- Medicare D coverage secured
- Bridge program phasing out
- Steady-state net revenues and GTN discount ~50%

$1B+
Peak Net Sales Potential


xdemvy™
(lotilaner ophthalmic solution) 0.25%

Anticipated 2024+ milestones listed above

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For Investor Purposes Only

PIPELINE Abby, an XDEMVY Patient For Investor Purposes Only

A Category-Creating Pipeline With Near-Term Catalysts

Tarsus Product Portfolio

Product Candidate	Indication	Formulation	Preclinical	Phase 1	Phase 2	Phase 3	Marketed	Upcoming Catalyst
XDEMVY	*Demodex* blepharitis (US)	Eye drop						
TP-03	*Demodex* blepharitis (EU)	Eye drop	***Preservative-free formulation to be evaluated after FDA approval***					
TP-03	Meibomian Gland Disease (US)	Eye drop	Ersa Phase 2a					Determining U.S. Regulatory Path

Existing and Potential Partnership Opportunities

Product Candidate	Indication	Formulation	Preclinical	Phase 1	Phase 2	Phase 3	Marketed	Upcoming Catalyst
TP-03	*Demodex* blepharitis and Meibomian Gland Disease (Greater China)	Eye drop	Libra Phase 3					LianBio Determining Regulatory Path In China
TP-03	*Demodex* blepharitis and Meibomian Gland Disease (OUS)	Eye drop	***Active partnering discussions***					
TP-04	Papulopustular Rosacea (WW)	Topical	Galatea Phase 2a					Data Expected 1Q 2024
TP-05	Lyme disease prevention (WW)	Oral Tablet	Carpo Phase 2a					Data Expected 1Q 2024

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For Investor Purposes Only

Meibomian Gland Disease: A Large, Underserved Eye Care Category

No FDA-Approved Pharmacologic Treatment

MGD

Occurs when the glands do not produce enough lipids or lipids are of poor quality



Reprinted with permission from Vincent de Luise, MD

~30-40M

Americans impacted by MGD[1,2]

>50%

of patients with MGD have *Demodex* infestation[1,3,4,5]

TP-03



- Targets and kills *Demodex* mites that contribute to MGD
- Left untreated, MGD can lead to gland loss and threaten vision
- Positive Phase 2a data reported in Dec. 2023

Determining U.S. Regulatory Path Forward

tarsus

1. Milner, MS, et al. Curr Opin Ophthalmol 2017 Jan; 28 Suppl 1, 3−47; 2. Foulks GN, Bran AJ. Ocul Surf. 2003;1:107-12; 3. Titan collarette prevalence study; 4. Siong, R, et al. Philip. J. Ophthalmol. (2011): 15-22; 5. Bhandari, V, et al. Middle East African J. Ophthalmol 21.4 (2014): 317.

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For Investor Purposes Only

18 Ersa Phase 2a Trial for the Treatment of MGD with Demodex Mites 21.8 28.1 32.7 22.1 27.6 33.8 0 5 10 15 20 25 30 35 40 Baseline (N=21/18) Day 43 (N=20/18) Day 85 (N=20/18) Mean (± SE) MGSS Score Range 0-45 BID TID p<0.001 p<0.001 M ea n # of g la nd s 0.6 2.9 5.5 0.9 3 6.3 0 1 2 3 4 5 6 7 8 Baseline (N=21/18) Day 43 (N=20/18) Day 85 (N=20/18) Mean (± SE) Number of Glands with Clear Meibum (Score = 3) BID TID p<0.001 p<0.001 TP-03 Significantly Improves Gland Function and Number of Glands Secreting Clear Liquid For Investor Purposes Only No discontinuations due to treatment-related adverse events

Rosacea – An Inflammatory Skin Condition

Current Treatment Options Offer Limited Efficacy

Rosacea

Chronic skin disease characterized by facial redness, inflammatory lesions, burning and stinging

~16M

Americans impacted by rosacea[1]

~3-5M

Experience papulopustular rosacea (PPR)[2]



tarsus

1. Buddenkotte J. Steinhoff M. Recent advances in understanding and managing rosacea. F1000Res.2018.7. 2. Source on file

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For Investor Purposes Only

20 Topline data expected in 1Q 2024 Demodex Mites: Highly prevalent in the skin of patients with PPR and may contribute to the inflammatory response associated with the disease Patient Impact: Redness, swelling and/or pus-filled bumps TP-04: The lotilaner API has demonstrated potent ability across several studies to eradicate Demodex mites TP-04: Potential to be the First Topical to Address Root Cause of Disease TP-04 O N G O I N G Galatea Phase 2a Study • BID for 12 weeks • 30 patients with moderate to severe PPR For Investor Purposes Only

21 Lyme Disease – A Growing Public Health Crisis No FDA-Approved Prophylaxis ~27M Americans at high-to- moderate infection risk $1.3B Impact to U.S. healthcare system Lyme Disease A tick-borne infection caused by the transmission of Borrelia burgdorferi For Investor Purposes Only

22 Topline data expected in 1Q 2024 Prevention is key: Strong patient/physician interest in an oral, on-demand, non-vaccine option that targets the tick – preventing exposure to the bacteria that causes Lyme Disease Patient Impact: Difficult to manage; long-term sequelae can progress to severe joint, CNS and cardiac complications TP-05: Fast- and long-acting,* with the potential to provide protection throughout the entire tick season TP-05: Potential to Be the First and Only Durable, On-Demand Oral Prophylaxis for Lyme Disease TP-05 O N G O I N G Carpo Phase 2a Study To inform: • Safety • Pharmacokinetics • Tick-kill efficacy For Investor Purposes Only

23 The first and only FDA-approved therapy for Demodex blepharitis A category-creating medicine with a clear value proposition Compelling patient outcomes driving: • Rapid uptake • Ongoing waves of eye care provider (ECP) adoption • Strong traction with payers and high-value net price “Pipeline in a product” filled with multiple category-creating product candidates Near-term potential for partnership Three major 2024 catalysts • Meibomian Gland Disease (TP-03) – FDA meeting to determine path forward planned 1H 24 • Rosacea (TP-04) – Phase 2a topline data expected 1Q 24 • Lyme Disease Prevention (TP-05) – Phase 2a topline data expected 1Q 24 A Category-Creating Approach to Delivering Blockbuster Medicines and Serving Millions of Patients For Investor Purposes Only *as of 9/30/2023